SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): January 31, 2000



                       RECKSON SERVICE INDUSTRIES, INC.
            (Exact name of Registrant as specified in its Charter)




                                   Delaware
                           (State of Incorporation)


           0-30162                                       11-3383642
  (Commission File Number)                        (IRS Employer Id. Number)

     230 Park Avenue, 10th Floor
          New York, New York                                  10169
(Address of principal executive offices)                   (Zip Code)



                                (212) 931-8000
             (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets

     On January 31, 2000, Reckson Service Industries, Inc. (the "Company") completed an acquisition of interests in VANTAS Incorporated ("VANTAS") from certain other holders of VANTAS. This transaction was previously reported by the Company in a Current Report on Form 8-K which was filed by the Company with the Securities and Exchange Commission on or about October 12, 1999 and is incorporated herein by reference. In connection with this transaction, the Company acquired the interests of Cahill, Warnock Strategic Partners Fund L.P., Strategic Associates, L.P., David Warnock (collectively, the "Cahill Warnock Sellers") and certain other holders of VANTAS securities, including certain employees of VANTAS (the "Tag Along Holders" and, together with the Cahill Warnock Sellers, the "Sellers") that had entered into a stockholders agreement with the Cahill Warnock Sellers, entitling the Tag Along Holders to sell their VANTAS securities together with, and generally on the same terms as, the Cahill Warnock Sellers. The Company acquired an aggregate of approximately 14.6 million shares of VANTAS preferred stock and common stock from the Sellers for approximately $72 million in cash and approximately 2.3 million shares of common stock of the Company.

     On February 15, 2000, the Company completed the acquisition of interests in VANTAS from certain affiliates of Jon L. Halpern ("Halpern"). The Company acquired an aggregate of approximately 3.5 million shares of VANTAS preferred stock from Halpern for approximately $19.3 million in cash and approximately
0.4 million shares of common stock of the Company. The transaction was previously reported by the Company in the October 12, 1999 Current Report on Form 8-K referred to above and incorporated herein by reference.

     As of the date of this report, the Company owns approximately 83% interest in VANTAS.

     The source of the funds for the acquisiton of the VANTAS securities described in this reportwas from borrowings under the Company's credit facilities and from cash on hand, including cash received from the sale of the Company's common stock in December 1999.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a) and (b) Financial Statements and Pro Forma Financial Information

     Financial statements and pro forma financial information relating to the acquisition described in Item 2 have been previously filed by the Company with the Securities and Exchange Commission on a Current Report on Form 8-K/A dated March 24, 1999 and the Company's Current Reports on Form 8-K dated October 14, 1999 and December 13, 1999, which are hereby incorporated by reference.

     (c)  Exhibits

     10.1 Stock Purchase Agreement, dated as of August 19, 1999, among Reckson Service Industries, Inc., RSI I/O Holdings, Inc., Cahill Warnock Strategic Associates, L.P. and David L. Warnock(1)

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(1)  Incorporated by reference from the Company's Current Report on Form 8-K filed with the SEC on or about October 12, 1999.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RECKSON SERVICE INDUSTRIES, INC.



                                    By:  /s/ Michael Maturo
                                       ----------------------------------------
                                         Michael Maturo
                                         Executive Vice President,
                                         Chief Financial Officer and Treasurer


Date:  February 15, 2000